UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 9, 2017 (October 10, 2017)

Date of Report (date of earliest event reported)

 Rimini Street, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

(702) 839-9671

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements incorporated by reference in this Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, our estimated or anticipated future results, future opportunities, estimates of our total addressable market, and projections of customer savings. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding our business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which we operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which we operate; adverse litigation developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of our management team; uncertainty as to the long-term value of the common stock of Rimini Street, Inc. (“the Company”), and those discussed in Exhibit 99.2 of this Amendment under the heading “Risk Factors,” as updated from time to time by our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed with the Securities and Exchange Commission. There may be additional risks that we presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide our expectations, plans or forecasts of future events and views as of the date of this communication. We anticipate that subsequent events and developments will cause our assessments to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our assessments as of any date subsequent to the date of this communication.

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EXPLANATORY NOTE

This Amendment amends Item 9.01 of the Current Report on Form 8-K filed by the Company on October 16, 2017 (the “Original Report”), in which the Company reported, among other events, the consummation of certain business combination transactions and the domestication of GPIA (as defined below).

On October 10, 2017, pursuant to the Merger Agreement (as defined in the Original Report), and following the domestication of GP Investments Acquisition Corp., a Cayman Islands exempted company incorporated in January 2015 (“GPIA”) as a corporation incorporated in the State of Delaware (the “Delaware Domestication”), Let’s Go Acquisition Corp., a wholly-owned subsidiary of GPIA (“Let’s Go”) merged with and into Rimini Street, Inc. (“RSI”), a corporation incorporated in Nevada in September 2005, with RSI as the surviving corporation. The surviving corporation from the first merger subsequently merged with and into GPIA on October 10, 2017, with GPIA being the surviving corporation and renamed “Rimini Street, Inc.” immediately after consummation of the second merger.

This Amendment presents under Item 9.01(a) the unaudited condensed consolidated financial statements of RSI as of September 30, 2017 and for the three and nine months ended September 30, 2017 and 2016, together with Management’s Discussion and Analysis of Financial Condition and Results of Operations of RSI (included in Exhibit 99.1 to this Amendment), and Legal Proceedings and Risk Factors for the Company giving effect to the consummation of the business combination (included in Exhibit 99.2 to this Amendment), and certain historical selected financial data of RSI set forth under Item 8.01.

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Item 8.01	Other Events

Selected Financial Data of RSI

The information included in this Item 8.01 reflects, and is based upon, the capital structure of RSI prior to giving effect to the business combination with GPIA. Due to the change of control and the composition of GPIA’s assets, on October 10, 2017 the business combination will be accounted for as a reverse recapitalization whereby RSI is considered to be the acquirer for accounting and financial reporting purposes, and GPIA is the legal acquirer. In accounting and financial reporting for the reverse recapitalization on October 10, 2017, the historical capitalization of RSI will be adjusted to give effect for the reverse recapitalization and the Delaware Domestication, as discussed in Note 1 to the Unaudited Condensed Consolidated Financial Statements included in Exhibit 99.1 to this Amendment.

Since RSI is deemed to be the predecessor for accounting and financial reporting purposes upon consummation of the transactions contemplated by the Merger Agreement, management of the Company has summarized below certain quarterly historical operating results of RSI prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”), as well as certain Non-GAAP financial measures to assist investors in evaluating the Company’s financial results on a quarterly basis.

The unaudited selected historical financial data in the tables below should be read together with the following consolidated financial statements and accompanying notes and the related “Management’s Discussion and Analysis of Financial Condition and Results of Operations”:

•	The unaudited condensed consolidated financial statements of RSI as of March 31, 2017 and for the three months ended March 31, 2016 and 2017, beginning on page F-31 of the Registration Statement on Form S-4 as filed with the SEC by GPIA on June 30, 2017 (the “Form S-4”);

•	the unaudited condensed consolidated financial statements of RSI as of June 30, 2017 and for the six months ended June 30, 2016 and 2017, beginning on page F-32 of the joint proxy statement/prospectus filed with the SEC by GPIA on September 8, 2017 (the “Prospectus”);

•	the unaudited condensed consolidated financial statements of RSI as of September 30, 2017 and for the three and nine months ended September 30, 2017 and 2016, included in Exhibit 99.1 to this Amendment;

•	the audited consolidated financial statements of RSI as of and for the year ended December 31, 2016, beginning on page F-51 of the Prospectus; and

•	the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Rimini Street” as follows: (i) beginning on page 219 of the Form S-4; (ii) beginning on page 226 of the Prospectus, and (iii) contained in Exhibit 99.1 to this Amendment.

The selected consolidated financial data in this section is not intended to replace our consolidated financial statements and the related notes. Our historical results are not necessarily indicative of our future results, and our results for any three-month reporting period are not necessarily indicative of the results that may be expected for any given year, including the year ending December 31, 2017. The unaudited condensed consolidated financial statements were prepared on a basis consistent with our audited financial statements and include, in our opinion, all adjustments, consisting of normal and recurring adjustments that we consider necessary for a fair presentation of our unaudited condensed consolidated financial statements.

Certain figures included in this section have been rounded for ease of presentation. Percentage figures included in this section have not in all cases been calculated on the basis of such rounded figures but on the basis of such figures prior to rounding. For this reason, percentage amounts in this section may vary slightly from those obtained by performing the same calculations using the figures in our unaudited condensed consolidated financial statements or in the associated text. Certain other amounts that appear in this section may similarly not sum due to rounding.

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Selected Historical GAAP-Based Financial Information

					Nine Months Ended
	Year Ended December 31, 2016				September 30, 2017
	Q1 (1)	Q2 (2)	Q3 (3)	Q4 (4)	Q1 (1)	Q2 (2)	Q3 (3)

Consolidated statement of operations data:
Net revenue	$34,678	$38,037	$40,723	$46,737	$49,070	$52,048	$53,611
Cost of revenue	14,570	16,273	17,231	18,971	18,356	19,537	20,109

Gross profit	20,108	21,764	23,492	27,766	30,714	32,511	33,502
Gross profit percentage (5)	58.0%	57.2%	57.7%	59.4%	62.6%	62.5%	62.5%
Operating expenses:
Sales and marketing	15,539	19,309	18,725	19,363	14,696	15,801	17,188
General and administrative	6,635	7,255	8,192	12,130	9,276	8,928	8,580
Litigation costs, net of insurance recoveries	5,379	5,243	1,081	(41,652)	3,945	301	365
Write-off of deferred financing costs	-	2,000	-	-	-	-	-

Total operating expenses	27,553	33,807	27,998	(10,159)	27,917	25,030	26,133

Operating income (loss)	(7,445)	(12,043)	(4,506)	37,925	2,797	7,481	7,369
Interest expense	(211)	(492)	(4,317)	(8,336)	(9,936)	(14,541)	(9,152)
Other debt financing expenses	-	(305)	(3,973)	(2,093)	(1,282)	(10,859)	(2,563)
Loss on embedded derivatives and redeemable warrants, net	-	-	(2,145)	(1,677)	(5,702)	(8,348)	(4,417)
Other income (expense), net	(74)	(447)	(144)	(1,122)	89	225	108
Income (loss) before income taxes	(7,730)	(13,287)	(15,085)	24,697	(14,034)	(26,042)	(8,655)
Income tax benefit (expense)	(267)	(322)	(306)	(637)	(441)	183	(385)
Net income (loss)	$(7,997)	$(13,609)	$(15,391)	$24,060	$(14,475)	$(25,859)	$(9,040)

Earnings per share attributable to common stockholders:
Basic (6)	$(0.08)	$(0.13)	$(0.15)	$0.14	$(0.14)	$(0.25)	$(0.09)
Diluted (6)	$(0.08)	$(0.13)	$(0.15)	$0.13	$(0.14)	$(0.25)	$(0.09)

Weighted average number of common shares outstanding:
Basic (6)	101,310	101,328	101,339	101,386	101,721	102,587	103,280
Diluted (6)	101,310	101,328	101,339	189,038	101,721	102,587	103,280

Consolidated statement of cash flows data:
Net cash provided by (used in):
Operating activities	$6,003	$9,400	$(3,355)	$(71,657)	$6,594	$23,915	$(4,353)
Investing activities	(53)	(157)	(420)	(558)	(101)	(802)	(171)
Financing activities	217	3,570	(300)	73,601	(1,650)	(28,564)	(8,066)

Consolidated balance sheet data (at end of period) (7):
Working capital (8)	$(206,610)	$(205,605)	$(213,167)	$(123,623)	$(155,759)	$(176,058)	$(152,221)
Cash and cash equivalents	18,723	26,318	6,811	9,385	13,237	17,440	6,862
Restricted cash	102	5,218	20,515	18,852	20,112	10,541	8,727
Total assets	63,587	91,809	86,964	99,378	108,772	84,362	70,076
Current maturities of long-term debt	15,154	3,500	6,500	24,750	48,131	30,630	11,750
Total liabilities	283,319	324,694	334,725	312,888	336,189	336,942	330,124
Stockholders' deficit	(219,732)	(232,885)	(247,761)	(213,510)	(227,417)	(252,580)	(260,048)

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(1)	Amounts are derived from the unaudited condensed consolidated financial statements of RSI as of March 31, 2017 and for the three months ended March 31, 2016 and 2017.

(2)	The standalone results for the second quarter of 2016 and 2017 are computed by subtracting the respective results for the first quarter of 2016 and 2017 (see footnote (1)) from the corresponding amounts for the six months ended June 30, 2016 and 2017.

(3)	Amounts are derived from the unaudited condensed consolidated financial statements of RSI as of September 30, 2017 and for the three and nine months ended September 30, 2016 and 2017.

(4)	The standalone results for the fourth quarter of 2016 are computed by subtracting the respective results for the nine months ended September 30, 2017(see footnote (3)) from the corresponding amounts for the year ended December 31, 2016.

(5)	Gross profit percentage is computed by dividing gross profit by net revenue.

(6)	The change in capital structure resulting from the consummation of the business combination and reverse recapitalization is not given effect until financial statements are provided for the first period that ends after the October 10, 2017 closing date. Accordingly, earnings per share is based on the capital structure of RSI that existed during the periods presented.

Basic net loss per share is computed by dividing the net loss attributable to common stockholders by the aggregate weighted average number of RSI Class A and Class B common shares outstanding for each period presented. Earnings (loss) per share for RSI’s Class A and Class B common stock is presented herein on a combined basis since the earnings (loss) per share applicable to each class is identical for all periods presented.

Diluted net loss per common share is computed by giving effect to all potential shares of RSI common stock, including convertible preferred stock, stock options and warrants, to the extent dilutive. For purposes of the calculation of diluted earnings per share for all periods except the fourth quarter of 2016, all common stock equivalents have been excluded from the weighted average number of common shares outstanding since the impact was antidilutive. For the fourth quarter of 2016, the treasury stock method was used for the calculation of diluted earnings per share whereby common stock equivalents for approximately 87.7 million shares were included in the weighted average number of shares outstanding. Additionally, for the calculation of basic earnings per share for the fourth quarter of 2016, a deemed dividend of $10.0 million on Series C preferred stock is deducted in the calculation of net income applicable to common stockholders; for the calculation of diluted net income attributable to common stockholders, the deemed dividend is excluded from the calculation since the Series C preferred stock is assumed to be converted to common stock.

(7)	The condensed consolidated balance sheet data as of the end of the first through third quarters of 2016 is derived from our unaudited condensed consolidated financial statements that are not included in past filings with the SEC.

(8)	Working capital is computed by subtracting our total current liabilities from our total current assets in our historical consolidated balance sheets.

Selected Historical Non-GAAP Financial Information

					Nine Months Ended
	Year Ended December 31, 2016				September 30, 2017
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

EBITDA (9)	$(7,094)	$(12,368)	$(10,324)	$33,520	$(3,622)	$(11,005)	$1,002
Adjusted EBITDA (9)	$(1,098)	$(4,201)	$(2,532)	$(3,894)	$7,668	$8,856	$9,549
Non-GAAP operating income (loss) (10)	$(1,449)	$(4,181)	$(2,832)	$(3,259)	$7,103	$8,135	$8,936
Non-GAAP net income (loss) (11)	$(2,001)	$(5,747)	$(11,572)	$(15,447)	$(4,467)	$(16,857)	$(3,056)

(9)	We define EBITDA as net income (loss), as determined under U.S. GAAP, excluding interest expense, income taxes, and depreciation and amortization expense. We define Adjusted EBITDA as EBITDA, excluding other debt financing expenses, stock-based compensation expense, write-off of deferred offering costs and debt issuance costs, gains and losses on embedded derivatives and redeemable warrants, litigation costs, and insurance recoveries related to litigation. We present EBITDA and Adjusted EBITDA because we believe they assist investors in comparing its performance across reporting periods by excluding certain amounts related to our debt and equity financings, and ongoing litigation activities. For further information on our Non-GAAP financial measures, including the limitations of such Non-GAAP financial measures as an analytical tool, see the “Non-GAAP Financial Measures” section below. The following table presents a reconciliation of our net income (loss), as determined under U.S. GAAP, to EBITDA and Adjusted EBITDA:

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					Nine Months Ended
	Year Ended December 31, 2016				September 30, 2017
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Net income (loss) (GAAP)	$(7,997)	$(13,609)	$(15,391)	$24,060	$(14,475)	$(25,859)	$(9,040)
Interest expense	211	492	4,317	8,336	9,936	14,541	9,152
Income tax benefit (expense)	267	322	306	637	441	(183)	385
Depreciation and amortization expense	425	427	444	487	476	496	505

EBITDA (Non-GAAP)	(7,094)	(12,368)	(10,324)	33,520	(3,622)	(11,005)	1,002
Litigation costs, net of insurance recoveries	5,379	5,243	1,081	(41,652)	3,945	301	365
Write-off of deferred financing costs	-	2,000	-	-	-	-	-
Other debt financing expenses	-	305	3,973	2,093	1,282	10,859	2,563
Loss on embedded derivatives and redeemable warrants, net	-	-	2,145	1,677	5,702	8,348	4,417
Stock-based compensation expense	617	619	593	468	361	353	1,202

Adjusted EBITDA (Non-GAAP)	$(1,098)	$(4,201)	$(2,532)	$(3,894)	$7,668	$8,856	$9,549

(10)	We describe Non-GAAP operating income (loss) as operating income (loss), as determined under U.S. GAAP, excluding litigation costs, net of insurance recoveries; stock-based compensation expense; and write-off of deferred financing costs. We present Non-GAAP operating income (loss) because we believe this measure assists investors in comparing its performance across reporting periods by excluding certain amounts related to our debt financings, ongoing litigation activities, and stock-based compensation expense. For further information on our Non-GAAP financial measures, including the limitations of such Non-GAAP financial measures as an analytical tool, see the “Non-GAAP Financial Measures” section below. The following table presents a reconciliation of our operating income (loss), as determined under U.S. GAAP, to our Non-GAAP operating income (loss):

					Nine Months Ended
	Year Ended December 31, 2016				September 30, 2017
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Operating income (loss) (GAAP)	$(7,445)	$(12,043)	$(4,506)	$37,925	$2,797	$7,481	$7,369
Litigation costs, net of insurance recoveries	5,379	5,243	1,081	(41,652)	3,945	301	365
Stock-based compensation expense	617	619	593	468	361	353	1,202
Write-off of deferred financing costs	-	2,000	-	-	-	-	-

Non-GAAP operating income (loss)	$(1,449)	$(4,181)	$(2,832)	$(3,259)	$7,103	$8,135	$8,936

(11)	We describe Non-GAAP net income (loss) as net income (loss), as determined under U.S. GAAP, excluding litigation costs, net of insurance recoveries; stock-based compensation expense; write-off of deferred financing costs; and loss on embedded derivatives and redeemable warrants, net. We present Non-GAAP net income (loss) because we believe this measure assists investors in comparing its performance across reporting periods by excluding certain amounts related to our unsuccessful debt financings, ongoing litigation activities, stock-based compensation, and changes in the fair value of embedded derivatives and redeemable warrants. For further information on our Non-GAAP financial measures, including the limitations of such Non-GAAP financial measures as an analytical tool, see the “Non-GAAP Financial Measures” section below. The following table presents a reconciliation of our net income (loss), as determined under U.S. GAAP, to our Non-GAAP net income (loss):

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					Nine Months Ended
	Year Ended December 31, 2016				September 30, 2017
	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Net income (loss) (GAAP)	$(7,997)	$(13,609)	$(15,391)	$24,060	$(14,475)	$(25,859)	$(9,040)
Litigation costs, net of insurance recoveries	5,379	5,243	1,081	(41,652)	3,945	301	365
Stock-based compensation expense	617	619	593	468	361	353	1,202
Write-off of deferred financing costs	-	2,000	-	-	-	-	-
Loss on embedded derivatives and redeemable warrants, net	-	-	2,145	1,677	5,702	8,348	4,417

Non-GAAP net income (loss)	$(2,001)	$(5,747)	$(11,572)	$(15,447)	$(4,467)	$(16,857)	$(3,056)

Non-GAAP Financial Measures

In evaluating the Non-GAAP financial measures set forth above, you should be aware that in the future we expect to incur expenses that are the same as, or similar to, many of the adjustments in this presentation. Our presentation of these Non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Presented below is a discussion of the rationale for excluding certain items used in the calculation of our Non-GAAP financial measures for the periods presented:

•	Stock-Based Compensation Expense: Our compensation strategy includes the use of stock-based compensation to attract and retain employees. This strategy is principally aimed at aligning the employee interests with those of our stockholders and to achieve long-term employee retention, rather than to motivate or reward operational performance for any particular period. As a result, stock-based compensation expense varies for reasons that are generally unrelated to operational decisions and performance in any particular period.

•	Litigation Costs, Net of Related Insurance Adjustments: Litigation costs and the associated insurance recoveries and adjustments to the deferred settlement liability relate to outside costs on the litigation activities, for which we are currently appealing the 2016 judgment and for which we have asserted certain counterclaims. These costs reflect the ongoing litigation we are involved with, and do not relate to the day-to-day operation or our core business of serving our clients.

•	Write-off of Deferred Financing Costs: The write-off of deferred financing costs relates to certain costs that were expensed in 2016 because we determined that the arrangements related to these costs would not result in future financings when we completed our credit facility in June 2016. As such, these write-offs are not related to how we manage our business and operational decisions on an ongoing basis.

•	Loss on Embedded Derivatives and Redeemable Warrants, Net: Our credit facility includes features that were determined to be embedded derivatives requiring bifurcation and accounting as separate financial instruments. We have determined to exclude the gains and losses on embedded derivatives and redeemable warrants related to the change in fair value of these instruments given the financial nature of this fair value requirement. We are not able to manage these amounts as part of our business operations nor are the costs core to servicing our clients and have excluded them.

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We present Non-GAAP financial measures because we believe they assist investors in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Our Non-GAAP financial measures have limitations as an analytical tool. Some of these limitations are:

•	our EBITDA and Adjusted EBITDA do not reflect the cash expenditures, or future requirements for capital expenditures, contractual commitments or working capital needs;

•	our EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debts;

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;

•	all of our Non-GAAP financial measures except EBITDA exclude expenses under our stock-based compensation arrangements. Adjusted EBITDA and Non-GAAP net income (loss) exclude gains and losses on embedded derivatives and redeemable warrants. The exclusion of stock based compensation and gains and losses on redeemable warrants does not give effect for the dilutive impact to our common stockholders of these transactions, and the exclusion of gains and losses on embedded derivatives excludes the cost of capital impact related to our debt financings;

•	certain of our Non-GAAP financial measures do not reflect the impact of certain cash charges such as litigation settlements and related defense costs resulting from matters we consider not to be indicative of our core operating performance; and

•	other companies in our industry may calculate similarly titled Non-GAAP financial measures differently than we do, limiting its usefulness as a comparative measure.

We seek to address these limitations by considering the economic effect of the excluded gains and losses independently as well as collectively in connection with our analysis of operating income (loss), and net income (loss). Our Non-GAAP financial measures should be considered in addition to, but not as a substitute for, any measure of financial performance reported in accordance with U.S. GAAP, such as operating income (loss), net income (loss), and cash flows from operating activities.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The unaudited interim consolidated financial statements of Rimini Street, Inc. (representing the RSI predecessor results) for the three and nine months ended September 30, 2017 and 2016, and as of September 30, 2017 and December 31, 2016, along with the related Management’s Discussion and Analysis of Financial Condition and Results of Operations, are incorporated herein by reference to Exhibit 99.1.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	Unaudited condensed consolidated financial statements of Rimini Street, Inc. as of September 30, 2017 and for the three and nine months ended September 30, 2017 and 2016; and Management’s Discussion and Analysis of Financial Condition and Results of Operations of Rimini Street, Inc.
99.2	Legal Proceedings and Risk Factors of the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: November 9, 2017	By:	/s/ Seth A. Ravin
	Name:	Seth A. Ravin
	Title:	Chief Executive Officer

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